Exhibit 10.55

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2 TO AMENDED AND RESTATED CARDIOLITE® LICENSE AND SUPPLY AGREEMENT

This Amendment No. 2 to Amended and Restated Cardiolite® License and Supply Agreement (this “Amendment”) is made effective as of December 27, 2012 (the “Amendment Date”) by and between Lantheus Medical Imaging, Inc. (“LMI”) and Cardinal Health 414, LLC (“Licensee”).

WHEREAS, LMI and Licensee entered into an Amended and Restated Cardiolite® License and Supply Agreement as of January 1, 2009 and effective as of January 1, 2004 (the “Original Agreement”);

WHEREAS, LMI and Licensee entered into an Amendment No. 1 to Amended and Restated Cardiolite® License and Supply Agreement as of February 9, 2012 (referred to herein as “Amendment No. 1” and, together with the Original Agreement, collectively, the “Agreement”); and

WHEREAS, LMI and Licensee wish to further amend the Agreement to extend its term and specify pricing and volume requirements for the continued supply of Sestamibi Products as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

1.             Definitions.  Terms defined in the Agreement and not otherwise defined or modified in this Amendment are used herein with the meanings ascribed to them in the Agreement.

2.             Minimum Purchase Obligation.  The Parties agree that, unless otherwise agreed to by the Parties in writing, Licensee shall purchase from LMI at least **** of Sestamibi Product in the **** of each **** and ****during the term of the Agreement (as amended hereby) (the “Minimum Quantity”) at a price of $****, provided that, pursuant to the terms of the Agreement, Licensee or its Affiliates in **** shall be permitted to order reasonable quantities of Sestamibi Product from LMI’s Affiliates in **** for the radiopharmacy locations controlled by Licensee or its Affiliates in **** on a **** basis and such quantities of Sestamibi Product will be included in the calculation of the Minimum Quantity for such ****.  Licensee shall provide LMI with at least **** (****) days written notice prior to any change to such standing orders for Sestamibi Product placed by Licensee or its Affiliates for ****.  Compliance with such Minimum Quantity will be determined as of **** and at the end of each **** thereafter (each a “Compliance Period”).  In any Compliance Period in which Licensee does not purchase at least the applicable Minimum Quantity of Sestamibi Product from LMI, Licensee will promptly pay to LMI any remaining portion of the applicable Minimum Quantity not invoiced prior to the end of such Compliance Period (each a “Shortfall Payment”).  In addition, within **** (****) weeks prior to the end of any Compliance Period, Licensee shall (i) make a good faith estimate of additional amounts of Sestamibi Product necessary for Licensee to purchase to be in compliance with the Minimum Quantity for such Compliance Period, and (ii) use commercially reasonable efforts to place purchase orders for such additional amounts.  For purposes of clarity, the Parties acknowledge and agree that Licensee’s purchase obligations set forth in Amendment No. 1 (including, but not limited to, the purchase obligations under Section 2.3) shall remain in effect and unmodified by this Amendment, and any such purchases made by Licensee pursuant to Amendment No. 1 shall not count towards, and not be included in the calculation of, any Minimum Quantity hereunder.  The Parties further acknowledge and agree that any Shortfall Payment made by Licensee pursuant to this Amendment shall not count towards, and not be included in the calculation of, any Minimum Quantity for the next succeeding Compliance Period hereunder, and the requirements set forth in Section 7 of Amendment No. 1 shall not apply to the purchase of Sestamibi Product pursuant to this Amendment.  With the exception of Sestamibi Product purchased for ****  (which shall not be subject to the Product Dating requirements set forth herein), without limitation to any other provision in the Agreement, LMI shall use commercially reasonable efforts to deliver Sestamibi Products to Licensee under this Amendment with useful life prior to product expiration (“Product Dating”) of at least **** percent (****%) of the maximum Product Dating for such lots of Sestamibi Product based on the applicable regulatory approvals.  In addition, with respect to the Minimum Quantity of Sestamibi Product purchased for ****, without limitation to any other rights or remedies available to Licensee in connection with the foregoing provision, Licensee may at its option reject any Sestamibi Product delivered to Licensee with less than the following amounts of Product Dating:

(i)                                     **** (****) **** of Product Dating if such Sestamibi Product was produced by one of LMI’s third party manufacturers of Sestamibi Product approved by the FDA to supply commercial quantities of Sestamibi Product to LMI as of the Amendment Date; and

(ii)                                  **** (****) **** of Product Dating if such Sestamibi Product was produced by one of LMI’s third party manufacturers of Sestamibi Product approved by the FDA to supply commercial quantities of Sestamibi Product to LMI after the Amendment Date.

Upon any such rejection, if LMI fails to replace such rejected Sestamibi Product within **** (****) days following the date of the rejection, such rejected Sestamibi Product shall be counted towards Licensee’s satisfaction of the Minimum Quantity obligation hereunder.

3.             No Restriction on Sales of Sestamibi Products.  Section 2.27 of the Agreement is hereby amended by deleting it in its entirety as of the Amendment Date.

4.             Canada and Puerto Rico.  Notwithstanding anything in the Agreement to the contrary, LMI hereby agrees that all rights of Licensee to dispense and sell Sestamibi Products in the United States shall apply equally to Canada and Puerto Rico for any radiopharmacy locations controlled by Licensee or its Affiliates in such geographic locations, and LMI or, with respect to the supply of Sestamibi Product to Canada, its Affiliates shall supply Sestamibi Products to such Canada and Puerto Rico radiopharmacy locations pursuant to the terms and conditions of the Agreement, provided that the Sestamibi Product is approved and properly labeled for sale in such geographic territory under all applicable laws and regulations.

5.             Term and Termination.  Section 3.01 of the Agreement is hereby amended such that the date “December 31, 2012” appearing in the first sentence thereof shall be deleted and replaced with “December 31, 2014” as of the Amendment Date.

6.             No Further Changes.  Except as specifically amended hereby, the Agreement shall remain in full force and effect and otherwise unmodified.  All amendments in Sections 2 and 3 of this Amendment shall be deemed made as of the Amendment Date, and the Agreement shall not be deemed to have been modified until the Amendment Date.

7.             General.  This Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.  Signatures hereto may be delivered by facsimile or a “pdf” file through electronic mail, and such delivery will have the same effect as the delivery of the paper document bearing the actual handwritten signatures.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.  LMI and Licensee understand and agree that each and every term and condition of this Amendment, have or has been mutually negotiated, prepared and drafted, and in connection with the interpretation or construction of such term or condition or this Amendment, no consideration will be given to the issue of which of LMI or Licensee prepared, drafted or requested any term or condition of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Date.

Signed for and on behalf of Cardinal Health 414, LLC

Signature:	/s/ Thomas J. Rafferty

By:	Thomas J. Rafferty

Title:	Vice President, Sourcing

Signed for and on behalf of Lantheus Medical Imaging, Inc.

Signature:	/s/ Michael P. Duffy

By:	Michael P. Duffy

Title:	Vice President and Secretary